UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2019

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

On August 8, 2019 the Board of Directors (the “Board”) of The Brink’s Company (the “Company”), appointed Kathie J. Andrade as a non-employee director of the Company effective August 8, 2019.  The Board anticipates naming Ms. Andrade to serve on one or more additional committees of the Board. As a non-employee director of the Company, Ms. Andrade will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s annual proxy statement and shall receive a pro-rated annual equity award of deferred stock units valued at $91,781 on the date of grant, August 8, 2019.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 8, 2019, the Board amended Article V of the Bylaws of the Company to allow the Board of Directors to set the number of persons serving on the Board in accordance with the Articles of Incorporation. This description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended (with deletions indicated by strikeout and additions indicated by italicized and underlined text) attached as Exhibit 3(ii) and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 12, 2019, the company issued a press release related to the appointment of Kathie J. Andrade to the Company's Board of Directors. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

(d)	Exhibits

	3(ii)	Bylaws of The Brink's Company, as amended and restated, effective August 8, 2019
	99.1	Press Release dated August 12, 2019, issued by The Brink’s Company
	101.INS	iXBRL Instance Document - The instance document does not appear in the interactive data file because its iXBRL tags are embedded within the iXBRL document.
	101.SCH	iXBRL Taxonomy Extension Schema Document
	101.CAL	iXBRL Taxonomy Extension Calculation Linkbase Document
	101.LAB	iXBRL Taxonomy Extension Label Linkbase Document
	101.PRE	iXBRL Taxonomy Extension Presentation Linkbase Document
	101.DEF	iXBRL Taxonomy Extension Definition Linkbase Document
	104	Cover page of this Current Report on Form 8-K, formatted Inline XBRL (contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: August 12, 2019	By:	/s/ Dana O'Brien
Dana O'Brien
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of The Brink's Company, as amended and restated, effective August 8, 2019
99.1	Press Release dated August 12, 2019, issued by The Brink’s Company
101.INS	iXBRL Instance Document - The instance document does not appear in the interactive data file because its iXBRL tags are embedded within the iXBRL document.
101.SCH	iXBRL Taxonomy Extension Schema Document
101.CAL	iXBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	iXBRL Taxonomy Extension Label Linkbase Document
101.PRE	iXBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	iXBRL Taxonomy Extension Definition Linkbase Document
104	Cover page of this Current Report on Form 8-K, formatted Inline XBRL (contained in Exhibit 101)